Corporate Capital Trust, Inc. 10-Q
EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that to the best of his knowledge (1) this Quarterly Report of Corporate Capital Trust, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2013 and December 31, 2012 and its results of operations for the period ended June 30, 2013.

Date: August 13, 2013	/s/ Andrew A. Hyltin
ANDREW A. HYLTIN
Chief Executive Officer (Principal Executive Officer)

Date: August 13, 2013	/s/ Paul S. Saint-Pierre
Paul S. Saint-Pierre
Chief Financial Officer (Principal Financial Officer)